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===============================================================================




                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                 FORM 8-K/A


                               CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act of 1934

                 Date of Report (Date of earliest event reported)

                               February 1, 1996

                               NMR of America, Inc.
   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its character)

               Delaware                     1-9367          22-2468314
      ----------------------------       ------------   -----------------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)   Identification No.)


      430 Mountain Avenue, Murray Hill, New Jersey                07974
      -------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code        (908) 665-9400
                                                  -----------------------------


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===============================================================================

Item 2.   Acquisition or Disposition of Assets
- -------   ------------------------------------

     Item 2 of the Original Form 8-K is hereby amended to read in its entirety as follows:

General.
- -------

     Effective January 1, 1996, pursuant to an Asset Purchase Agreement among C.D. Acquisition, Inc., (hereinafter referred to as "C.D. Acquisition") a wholly owned subsidiary of the Registrant, NMR of America, Inc. (hereinafter referred to as "NMR") and Central Diversey M.R.I. Center, Inc. ("Central Diversey"), an Illinois corporation, C.D. Acquisition acquired certain assets and liabilities of Central Diversey. Central Diversey is engaged in the business of operating a diagnostic imaging center in Chicago, Illinois offering magnetic resonance imaging services.

     In consideration for the acquisition, C.D. Acquisition paid $80,000 in cash at closing to the selling shareholders of Central Diversey and issued 10,000 unregistered shares of NMR common stock with a $3.50 per share price guaranteed by NMR and subject to a two-year holding period restriction. In conjunction with the transaction, C.D. Acquisition acquired substantially all of Central Diversey's operating assets, which consist primarily of magnetic resonance imaging ("MRI") equipment, related leasehold improvements and office equipment and cash deposits on the MRI equipment aggregating $120,000. In addition, C.D. Acquisition assumed certain trade accounts payable and accrued liabilities of Central Diversey aggregating $90,000 and MRI related equipment debt, subject to existing collateral and security, totaling approximately $595,000 of outstanding principal as of January 1, 1996. The purchase price for the acquisition of Central Diversey was determined as a result of arms-length negotiations conducted between C.D. Acquisition and the other parties to the transaction.

     Reference is made to the Asset Purchase Agreement, a copy of which is filed as an exhibit to this Current Report, for a complete description of the terms and conditions of the acquisition.

Description of Central Diversey
- -------------------------------

     Central Diversey was incorporated in 1992. Central Diversey operates in a 2,000 square foot facility located at 2715 North Central Avenue, Chicago, Illinois (hereinafter referred to as the "Center"). The Center utilizes the following diagnostic imaging equipment which is owned, subject to the aforementioned equipment financing, as set forth below:

Imaging Modality         Manufacturer             Year Installed
- ----------------         ------------             --------------
Magnetic resonance         Toshiba                    1992

     The magnetic resonance imaging equipment owned by Central Diversey was financed using a four-year promissory note payable to an equipment finance company aggregating $594,620 of outstanding principal as of January 1, 1996. Portions of the principal amount of the note mature during each fiscal year 1996 through 2000 as follows: 1996 - $33,108; 1997 - $140,955;
1998 - $155,789; 1999 - $172,069; 2000 - $92,699.

     As of January 1, 1996, Central Diversey employed 4 full-time and part-time persons, including 2 persons in clerical and administrative positions and 2 persons in clinical and technical capabilities. Central Diversey currently performs their own patient billing function. However, NMR intends to consolidate all billing and financial recordkeeping, as well as marketing, administrative and corporate management activities of Central Diversey into its Murray Hill, New Jersey offices.

     The 10,000 shares of common stock issued by NMR in connection with the acquisition of Central Diversey have been issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933 (the "Act") and the recipients of the shares have acknowledged that none of the shares, can be transferred absent compliance with the registration requirements of the Act or the availability of an exemption therefrom.

     Prior to the acquisition, none of the officers, directors or shareholders of Central Diversey had any material relationship with NMR or its affiliates.

Item 7.   Financial Statements, Pro Forma Financial Information and
- -------   ----------------------------------------------------------
          Exhibits.
          ---------

     The Original Form 8-K is hereby amended to include the following financial statements.

     (a)  Financial Statements for Business Acquired.

          1)   Unaudited Historical Balance Sheets as of December
               31, 1995 and March 31, 1995, respectively.

          2) Unaudited Historical Statement of Income for the year ended March 31, 1995.

          3) Unaudited Historical Statement of Income for the nine months ended December 31, 1995.

     (b)  Pro Forma Financial Information.

          1)   Unaudited Pro Forma Condensed Balance Sheet as of
               December 31, 1995.

          2)   Unaudited Pro Forma Condensed Statement of
               Operations for the year ended March 31, 1995.

          3)   Unaudited Pro Forma Condensed Statement of
               Operations for the nine months ended December 31, 1995.

                         CENTRAL DIVERSEY MRI CENTER, INC.
                        UNAUDITED HISTORICAL BALANCE SHEETS



ASSETS                                  DECEMBER 31, 1995        MARCH 31, 1995
- -------------------------------------------------------------------------------
Cash and short-term investments            $   40,000              $    2,500
Accounts receivable                                                   393,174

- -------------------------------------------------------------------------------
Total current assets                           40,000                 395,674
- ------------------------------------------------------------------------------
Equipment and leasehold improvements          881,654                 880,854
     Less, accumulated depreciation           537,431                 420,160
- ------------------------------------------------------------------------------
                                              344,223                 460,694

Other assets                                   91,572                  10,340
- ------------------------------------------------------------------------------
Total assets                               $  475,795              $  866,708
==============================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

- ------------------------------------------------------------------------------
Accounts payable and accrued expenses      $   90,000              $  213,673
Current installments on notes payable         126,286                  45,000

- ------------------------------------------------------------------------------
     Total current liabilities                216,286                 258,673
- ------------------------------------------------------------------------------
Notes payable                                 505,869                 678,000

Shareholders' Equity:
Common stock                                    1,000                   1,000
Additional paid-in capital                     69,000                  69,000
Retained earnings (deficit)                  (316,360)               (139,965)
- ------------------------------------------------------------------------------
Total shareholders' equity                   (246,360)                (69,965)
- ------------------------------------------------------------------------------
Total liabilities and shareholders'equity  $  475,795              $  866,708
==============================================================================

                         CENTRAL DIVERSEY MRI CENTER, INC.

                     UNAUDITED HISTORICAL STATEMENT OF INCOME


                                                                FOR THE
                                                               YEAR ENDED
                                                             MARCH 31, 1995
- ------------------------------------------------------------------------------
Revenue, net                                                   $ 703,480
- ------------------------------------------------------------------------------
Costs and Expenses:
        Payroll and related costs                                103,910
        Depreciation and amortization                            257,970
        Med. supplies and other operating costs                  244,810
        Other general and administrative                           6,573


- ------------------------------------------------------------------------------
                                                                 613,263
- ------------------------------------------------------------------------------
Operating income                                                  90,217
Interest expense                                                 162,681
Other income                                                       4,000

- ------------------------------------------------------------------------------
Net (loss)                                                      ($68,464)
==============================================================================

                       CENTRAL DIVERSEY MRI CENTER, INC.

                   UNAUDITED HISTORICAL STATEMENT OF INCOME


                                                            FOR THE
                                                       NINE MONTHS ENDED
                                                       DECEMBER 31, 1995

- ----------------------------------------------------------------------------
Revenue, net                                              $ 726,566
- -----------------------------------------------------------------------------
Costs and Expenses:

     Payroll and related costs                               92,933
     Depreciation and amortization                          118,304
     Med. supplies and other operating costs                279,122
     Other general and administrative                        27,446

- ------------------------------------------------------------------------------
                                                            517,805
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Operating income                                            208,761

Interest expense                                             44,867
Other income                                                  4,749
- ------------------------------------------------------------------------------
Net income                                                $ 168,643
==============================================================================

                          PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma balance sheet and unaudited pro forma results of operations for the nine months ended December 31, 1995 and for the fiscal year ended March 31, 1995 have been prepared by the Registrant and give effect to the acquisition of Central Diversey as of the beginning of the periods presented. The Company filed a Joint Proxy Statement dated August 11, 1995 with the Securities and Exchange Commission which detailed the pro forma impact of the Company's proposed acquisition of Morgan Medical Holdings, Inc. ("Morgan"), which became effective on September 15, 1995, and the Company's prior acquisitions of Libertyville Imaging Center and Golf MRI and Diagnostic Imaging Center (the "NMR Historical Acquisitions"), which were effective January 1, 1995, on the Company's historical results of operations for the fiscal year ended March 31, 1995. For purposes of providing pro forma information for the fiscal year ended March 31, 1995, inclusive of the pro forma impact of Central Diversey in this Form 8-K/A, the Registrant has based its presentation on the pro forma combined results of operations which include Morgan and the NMR Historical Acquisitions as presented in the Joint Proxy Statement referred to above. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had Central Diversey, Morgan or the NMR Historical Acquisitions been consummated as of the dates indicated, or which may result in the future.

                                       UNAUDITED PROFORMA CONDENSED
                                     BALANCE SHEET - DECEMBER 31, 1995

                                                                                          Pro Forma
                                             Historical                                    NMR and
                                   -----------------------------
                                                       Central        Pro Forma            Central
                                        NMR            Diversey       Adjustments          Diversey
                                        ---            ---------      -----------          --------
Assets
Current assets:
     Cash and cash equivalents      $ 2,250,417                       $  (80,000)(A)      $2,170,417
     Marketable securities              300,000                                              300,000
     Short-term investments           2,161,000          $ 40,000                          2,201,000
     Due from affiliated physician
     associations, net               13,253,269                                           13,253,269
     Other current assets             1,451,922                                            1,451,922
                                      ---------                                           ----------
          Total current assets       19,416,608                                           19,376,608

Land, building and equipment, net    14,560,604           344,223        (69,223)(C)      14,835,604

Cost in excess of net assets
     acquired                        10,598,200                          428,780 (D)      11,026,980

Other assets                          1,544,628            91,572         (1,572)(B)       1,634,628
                                    -----------        ----------     ----------        ------------
                                    $46,120,040        $  475,795     $  277,985        $ 46,873,820
                                    ===========        ==========     ==========        ============

Liabilities and shareholder's equity
Current liabilities:
     Accounts payable and
          accrued expenses         $  4,330,211         $  90,000                         $4,420,211
     Current installments on
          capital leases, notes,
          and mortgage payable        4,544,600           126,286                          4,670,886
                                      ---------        ----------                          ---------
     Total current liabilities        8,874,811           216,286                          9,091,097

Convertible subordinated
     debt, net                        1,973,168                                            1,973,168
Obligations under capital leases,
     notes, and mortgage payable,
     less current installments       12,810,457           505,869                         13,316,326

Minority interests                    2,271,002                                            2,271,002

Shareholders' equity                 20,190,602          (246,360)      $246,360 (E)      20,222,227
                                                                             100 (A)
                                                                          31,525 (A)
                                   ------------        ----------     ----------         -----------
                                   $ 46,120,040        $  475,795     $  277,985         $46,873,820
                                   ============        ==========     ==========         ===========


(A) To reflect payment of cash and issuance of unregistered NMR common stock in exchange for substantially all of the assets of Central Diversey.

(B) To reflect miscellaneous assets at estimated realizable values as of the acquisition date.

(C)  To reflect equipment at fair market value as of the acquisition date.

(D)  To reflect cost in excess of net assets acquired.

(E)  To reflect elimination of Central Diversey's shareholders' equity.

                     UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED MARCH 31, 1995
                                      (in 000's)

                                 NMR, Morgan                                                        NMR, Morgan,
                                 and NMR                                                            NMR Historical
                                 Historical                                                         Acquisitions and
                                 Acquisitions            Historical                                 Central Diversey
                                 Pro forma               Central              Pro forma               Pro forma
                                 Combined                Diversey             Adjustments               Combined
                               -----------               --------             -----------             -----------

Revenue, net                       $25,962                 $ 703                                       $   26,665
                               -----------              ---------             -----------             -----------
Costs and expenses
Payroll and related
  costs                              5,843                   104                                            5,947

Depreciation and amortization        4,012                   258              $  (219) (A)                  4,072
                                                                                   21  (B)
 Medical supplies and other
     operating costs                 9,200                   245                  (24) (C)                  9,421

Center upgrade costs
Gen. and admin. costs                1,011                     7                                            1,018

Non-recurring write-down
of center equipment                    560                                                                    560
                                 ----------              -------                --------                  -------
                                    20,626                   614                   (222)                   21,018
                                ----------               -------                --------                  -------
Operating Income                     5,336                    89                     222                    5,647
Interest expense                     1,873                   163                   2,036

Other income, net                       84                     4                                               88
                                 -----------              ------                --------                  -------
Income before minority
 interest and income taxes           3,547                   (70)                   222                     3,699
Minority interests                     613                                                                    613
                                ----------              --------                --------                  -------
Income before income taxes           2,934                   (70)                   222                     3,086
Provision for income taxes            (872)                                          22 (D)                  (850)
                               -----------              --------                -------                  --------
Net (loss) income               $    3,806                 $ (70)                  $200                  $  3,936
                                ==========              ========                =======                  ========
Fully diluted net
 income per share                 $  .58                                                                   $.60
                                ==========                                                               =========
Weighted average number
 of shares used to compute
 fully diluted earnings
 per share                       6,882,292                                     10,000  (E)               6,892,292
                                 =========                                     ======                    =========

(A) To reflect reduction in depreciation expense based upon fair market value of assets and their remaining useful economic lives as of the acquisition date.

(B)  To reflect amortization of goodwill.

(C) To reflect reductions in miscellaneous operating expenses to be provided to Central Diversey by NMR.

(D) To reflect income tax provision on historical earnings of Central Diversey and pro forma adjustments.

(E) To reflect 10,000 shares issued in connection with the Central Diversey acquisition, which were assumed to be outstanding during the entire period.

                            UNAUDITED PRO FORMA CONDENSED
                               STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED DECEMBER 31, 1995




                                      Historical                                        NMR, Morgan
                           ---------------------------------------------                and Central
                                                                                          Diversey
                                                           Central        Pro Forma       Pro forma
                             NMR         Morgan            Diversey       Adjustments     Combined
                             ---         ------          -----------       -----------   ------------
Revenue, net            $16,814,350    $2,773,542         $  726,566                    $20,314,458
                         -----------    ----------        ----------                    -----------
Costs and expenses
Payroll and related
costs                     4,691,388       540,342             92,933                      5,324,663

Depreciation and
amortization              2,201,321       405,672            118,304      $(88,840)(A)    2,652,536
                                                                            16,079 (B)
Medical supplies and
  other operating costs   6,286,376     1,076,514            279,122       (27,912)(C)    7,614,100

 Gains on disposition of
  center assets             (62,443)                                                        (62,443)

 Other general
  administrative            480,122        48,666           27,446                          556,234
                            -------        ------           ------      ----------       -----------
                         13,596,764     2,071,194          517,805        (100,673)      16,085,090
                         ----------     ---------          -------      ----------       -----------
Operating income          3,217,586       702,348          208,761         100,673        4,229,368

Interest expense          1,214,325       255,635           44,867                        1,514,827

Other income, net           119,874         2,815            4,749                          127,438
                            -------         -----          -------       ----------       ----------
Income before minority
 interest and income
  taxes                   2,123,135       449,528          168,643         100,673        2,841,979
Minority interests          334,721                                                         334,721
                          ---------       -------         --------        --------        ---------

Income before
  income taxes            1,788,414       449,528          168,643         100,673        2,507,258
Provision for
  income taxes:
  Current                    13,116        19,792                            4,027(D)        36,935
  Deferred                  628,366       178,000                           36,242(D)       842,608
                         ----------       -------         --------          ---------      --------
Net income               $1,146,932      $251,736         $168,643         $ 60,404      $1,627,715
                         ==========      ========         ========          ========     ==========

Fully diluted net
 income per share             $ .20        $ .34                                          $ .25
                           ==========      =======                                       ==========

Weighted average number
 of shares used to compute
 fully diluted earnings
 per share                 6,165,948      730,555                          10,000(E)     $6,906,503
                           =========      =======                          ========      ==========



(A) To reflect reduction in depreciation expense based upon appraisal of fair market value of assets and their remaining useful economic lives as of the acquisition date.

(B)  To reflect amortization of goodwill.

(C) To reflect reductions in miscellaneous operating expenses to be provided to Central Diversey by NMR.

(D) To reflect income tax provision on historical earnings of Central Diversey, inclusive of proforma adjustments.

(E) To reflect 10,000 unregistered shares issued in connection with Central Diversey acquisition which were assumed to be outstanding during the entire period.

                                    SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NMR OF AMERICA, INC.



                                 By:
                                      ---------------------------
                                      John P. O'Malley III
                                      Executive Vice President-Finance


   Dated:  April 11, 1996